UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2007

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On April 25, 2007, the stockholders of Marathon Oil Corporation (Marathon) approved the following amendments to Marathon’s Restated Certificate of Incorporation: (i) an amendment to Article Fourth to increase the number of authorized shares of capital stock from 576 million to 1,126 million and to increase the number of authorized shares of common stock from 550 million to 1,100 million; and (ii) an amendment to Article Eighth to provide that stockholders may adopt, amend and repeal the by-laws at any regular or special meeting of the stockholders by an affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon, provided that notice of intention to adopt, amend or repeal the by-laws in whole or in part shall have been included in the notice of the meeting. As a result of this stockholder approval, Marathon filed the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on April 25, 2007. A copy of the certificate is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Effective April 25, 2007, the stockholders of Marathon also approved an amendment to the by-laws to provide that stockholders may adopt, amend and repeal the by-laws at any regular or special meeting of the stockholders by an affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon, provided that notice of intention to adopt, amend or repeal the by-laws in whole or in part shall have been included in the notice of the meeting. A copy of the complete text of the by-laws, as amended, is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On April 25, 2007, Marathon announced that the Company’s Board of Directors declared a two-for-one stock split of Marathon’s common stock. The stock split will be effected in the form of a stock dividend distributed on June 18, 2007, to stockholders of record at the close of business on May 23, 2007. Stockholders will receive one additional share of Marathon Oil Corporation common stock for each share of common stock held as of the close of business on the record date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

April 25, 2007	By:	Janet F. Clark

Name: Janet F. Clark
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Marathon Oil Corporation
3.2	Marathon Oil Corporation By-laws